Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Vistaprint N.V. (the “Company”) for the fiscal quarter ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Robert S. Keane, Chief Executive Officer of the Company, and Michael Giannetto, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to his knowledge on the date hereof:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 28, 2011	/s/ ROBERT S. KEANE
Robert S. Keane
Chief Executive Officer

Date: January 28, 2011	/s/ MICHAEL GIANNETTO
Michael Giannetto
Chief Financial Officer